Execution Copy AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT This Amendment No. 1 to the Purchase and Sale Agreement (“Amendment”), dated March 3, 2026 (the “Amendment Date”), is between 4010 ROYALTY INVESTMENTS ICAV, AN UMBRELLA IRISH COLLECTIVE ASSET-MANAGEMENT VEHICLE WITH SEGREGATED LIABILITY BETWEEN SUB- FUNDS, FOR AND ON BEHALF OF ITS SUB-FUND, 4010 ROYALTY INVESTMENTS FUND 1 (the “Buyer”), and AQUESTIVE THERAPEUTICS, INC., a corporation incorporated in the State of Delaware (the “Company”), and amends that certain Purchase and Sale Agreement by and between the Buyer and the Company, dated as of August 13, 2025 (as amended, the “Agreement”). WHEREAS, Section 11.5(a) of the Agreement provides that the Agreement may be amended, modified or supplemented only in writing signed by each of the parties to the Agreement. NOW THEREFORE, in consideration of the covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Buyer hereby agree as follows: 1. Defined Terms. Capitalized terms that are used in this Amendment have the meaning set forth in the Agreement, unless otherwise defined in this Amendment. 1. Amendment to Defined Terms. Effective as of the Amendment Date, Section 1.1 of the Agreement is hereby amended by removing the definitions of “Marketing Approval Deadline” and “Transaction Expenses” and replacing each such definition in its entirety as follows: “Marketing Approval Deadline” means 11:59 pm E.T. June 30, 2027. “Transaction Expenses” means the aggregate amount of any and all reasonable and documented out-of-pocket fees and expenses reasonably incurred by or on behalf of, or paid directly by, the Buyer in connection with the transactions contemplated hereby, including diligence and the negotiation, preparation, and execution of the Transaction Documents, and the consummation of the transactions contemplated hereby, subject to a cap of [***].” 2. Expenses. Notwithstanding anything in the contrary set forth in the Agreement, prior to or contemporaneously with the execution of this Amendment, the Seller shall pay the Transaction Expenses incurred prior to or on the Amendment Date. 3. Entire Agreement. The provisions of this Amendment supersede all provisions of the Agreement that are inconsistent with the provisions of this Amendment. The Agreement, as modified by this Amendment, remains in full force and effect and, with the Exhibits annexed thereto and the Disclosure Schedule constitute the entire understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede all other understandings and negotiations with respect hereto and thereto. Unless the context otherwise requires, the term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

2 4. Miscellaneous. Sections 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12, 11.13 and 11.14 of the Agreement apply mutatis mutandis to this Amendment [Signature Page Follows]

[Signature Page to Amendment No. 1 to Purchase and Sale Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. COMPANY AQUESTIVE THERAPEUTICS, INC. By: _/s/ Daniel Barber__________ Name: Daniel Barber Title: Chief Executive Officer and President BUYER 4010 ROYALTY INVESTMENTS ICAV, AN UMBRELLA IRISH COLLECTIVE ASSET-MANAGEMENT VEHICLE WITH SEGREGATED LIABILITY BETWEEN SUB- FUNDS, FOR AND ON BEHALF OF ITS SUB-FUND, 4010 ROYALTY INVESTMENTS FUND 1 By: RTW Investments, LP, its investment manager By: ___/s/ Roderick Wong, M.D._______ Name: Roderick Wong, M.D. Title: Managing Partner